UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 13, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On February 13, 2024, Alpine 4 Holdings, Inc., a Delaware corporation (the "Company"), announced that its subsidiary, Global Autonomous Corporation ("Global Autonomous") has successfully completed its Validation Test Campaign ("VTC") certified by the Dubai Civil Aviation Authority ("DCAA") in Dubai, United Arab Emirates ("UAE").

During the VTC, Global Autonomous’s G1-MKII Aircraft (the "MKII"), developed and manufactured by another subsidiary of the Company, Vayu Aerospace Corporation ("Vayu"), showcased exceptional safety and redundancy features while operating in the congested airspace of Dubai. The Global Autonomous team completed a series of four tests, two of which were focused on rotorcopter capabilities of the MKII with the other two tests focused on fixed-wing Visual Line of Sight ("VLOS") and Beyond Visual Line of Sight ("BVLOS") flight capabilities of the MKII. This series of meticulously planned test activities were also aligned with standards promulgated by the European Aviation Safety Agency ("EASA") and Joint Authorities for Rulemaking on Unmanned Systems ("JARUS"), emphasizing Global Autonomous's commitment to safety and security in unmanned aviation.

With this first phase of testing completed, the Global Autonomous team is planning a return trip to Dubai, UAE tentatively scheduled towards the end of the first quarter or early second quarter of 2024 to begin phase two of testing. Management anticipates that this next round of testing within the Dubai Silicon Oasis will include more comprehensive documentation related to the operational capabilities of the MKII, as well as testing added hardware / software designed to meet required risk mitigation standards including such items as parachutes and detection and avoidance systems, per the direction of the DCAA.

The Company's management believes that the success of these operational tests in Dubai paves the way for Global Autonomous to expand its services, offering innovative solutions in drone delivery and operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	VTC Completion Certificate
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: February 13, 2024